Exhibit 24.1

                            SPECIAL POWER OF ATTORNEY




The undersigned hereby  constitutes and appoints,  William H. Baumhauer and Earl
T. Benson and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement On Form S-3 of DAKA International, Inc. and any and all amendments thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.








                                                                /s/Erline Belton
                                                                ----------------
                                                                   Erline Belton




Dated:   October 21, 1996

                            SPECIAL POWER OF ATTORNEY




The undersigned hereby  constitutes and appoints,  William H. Baumhauer and Earl
T. Benson and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement On Form S-3 of DAKA International, Inc. and any and all amendments thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.








                                                             /s/Allen R. Maxwell
                                                             -------------------
                                                                Allen R. Maxwell



Dated:   October 21, 1996

                            SPECIAL POWER OF ATTORNEY




The undersigned hereby  constitutes and appoints,  William H. Baumhauer and Earl
T. Benson and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement On Form S-3 of DAKA International, Inc. and any and all amendments thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.








                                                             /s/Alan D. Schwartz
                                                             -------------------
                                                                Alan D. Schwartz



Dated:   October 21, 1996

                            SPECIAL POWER OF ATTORNEY




The undersigned hereby  constitutes and appoints,  William H. Baumhauer and Earl
T. Benson and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement On Form S-3 of DAKA International, Inc. and any and all amendments thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.








                                                                     /s/E.L. Cox
                                                                     -----------
                                                                        E.L. Cox



Dated:   October 21, 1996

                            SPECIAL POWER OF ATTORNEY




The undersigned hereby  constitutes and appoints,  William H. Baumhauer and Earl
T. Benson and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement On Form S-3 of DAKA International, Inc. and any and all amendments thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.








                                                               /s/Dean P. Vlahos
                                                               -----------------
                                                                  Dean P. Vlahos



Dated:   October 21, 1996

                            SPECIAL POWER OF ATTORNEY




The undersigned hereby  constitutes and appoints,  William H. Baumhauer and Earl
T. Benson and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement On Form S-3 of DAKA International, Inc. and any and all amendments thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.








                                                          /s/Joseph W. O'Donnell
                                                          ----------------------
                                                             Joseph W. O'Donnell



Dated:   October 21, 1996